Exhibit 99.1

Investors & Reporters May Contact:
Matt Pettoni
VP & Treasurer
(770) 418-8219
ir@asburyauto.com

ASBURY AUTOMOTIVE GROUP ANNOUNCES
THIRD QUARTER 2016 EARNINGS

Third quarter EPS from continuing operations of $1.47 per diluted share compared to $1.96 per diluted share in the prior year quarter

Record third quarter adjusted EPS of $1.52 per diluted share (a non-GAAP measure) compared to adjusted EPS of $1.43 per diluted share in the prior year quarter, a 6% increase

Duluth, GA, October 25, 2016 - Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported net income for the third quarter 2016 of $32.4 million, or $1.47 per diluted share, compared to $51.1 million, or $1.96 per diluted share in the prior year quarter. Adjusted net income (a non-GAAP measure) for the third quarter 2016 was $33.5 million, or $1.52 per diluted share, compared to adjusted net income of $37.2 million, or $1.43 per diluted share in the prior year quarter, a 6% increase in adjusted earnings per share. Adjusted net income for the third quarter 2016 excluded $1.8 million in pre-tax real estate related charges, or $0.05 per diluted share.  Adjusted net income for the third quarter 2015 excluded a $21.4 million pre-tax gain on divestitures, or $0.50 per diluted share, and a $0.8 million benefit from a lower effective tax rate, or $0.03 per diluted share. See attached reconciliation for reported adjustments. Total revenue for the third quarter was $1.7 billion, down 2% from the prior year period principally attributable to strategic divestitures over the past year; total revenue on a same-store basis (a non-GAAP measure) was up 1% from the prior year period.

Third Quarter 2016 Operational Summary (compared to prior year period):

Same store:

•	Total revenues increased 1%; gross profit flat

•	New vehicle revenue was flat; gross profit down 7%

•	Used vehicle retail revenue down 1%; gross profit down 6%

•	Finance and insurance revenue down 3%

•	Parts and service revenue up 8%; gross profit up 7%

•	Parts and service customer pay gross profit up 7%

Total store:

•	SG&A as a percentage of gross profit was up 70 basis points to 69.9%

•	Total company adjusted income from operations (a non-GAAP measure) as a percentage of revenue was 4.3%

“Despite a very competitive market for vehicle sales and margins, our strong parts and service customer pay performance combined with capital deployment enabled us to deliver 6% EPS growth.” said Craig Monaghan, Asbury's President and Chief Executive Officer.
“We continue to grow our parts and service business, with gross profit up 7% from last year on a same store basis.” said Asbury's Executive Vice President and Chief Operating Officer, David Hult. “This was a direct result of our team’s commitment to improve our high margin parts and service business. Their hard work helped offset the pressure in other areas of the business to deliver flat same store gross profit.”
For the nine-month period ended September 30, 2016, the Company reported net income of $100.1 million, or $4.37 per diluted share, compared to net income of $128.1 million, or $4.76 per diluted share in the prior year period.  Adjusted net income for the nine-month period ended September 30, 2016 was $103.3 million, or $4.51 per diluted share, compared to $114.2 million, or $4.25 per diluted share in the prior year quarter, a 6% increase in adjusted earnings per share.
The conference call will be today at 10:00 a.m. Eastern Time and will also be simulcast live on the Internet. The simulcast can be accessed by logging onto www.asburyauto.com or www.ccbn.com.  A replay will be available at these sites for 30 days. In addition, a live audio of the call will be accessible to the public by calling (719) 325-2118 (domestic), or (800) 311-6662 (international); passcode - 2712732.  Callers should dial in approximately 5 to 10 minutes before the call begins. A conference call replay will be available two hours following the call for seven days, and can be accessed by calling (888) 203-1112 (domestic), or (719) 457-0820 (international); passcode - 2712732.
About Asbury Automotive Group, Inc.
Asbury Automotive Group, Inc. (“Asbury”), a Fortune 500 company headquartered in Duluth, Georgia, a suburb of Atlanta, is one of the largest automotive retailers in the U.S.  Built through a combination of organic growth and a series of strategic acquisitions, Asbury operated 81 dealership locations, encompassing 98 franchises for the sale and servicing of 28 domestic and foreign brands of new vehicles as of September 30, 2016.  Asbury also operated 25 collision repair centers and 4 stand-alone used vehicle stores. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its IT initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.
These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2016	2015
REVENUE:
New vehicle	$940.9	$964.0	$(23.1)	(2)%
Used vehicle:
Retail	423.3	438.8	(15.5)	(4)%
Wholesale	53.1	54.2	(1.1)	(2)%
Total used vehicle	476.4	493.0	(16.6)	(3)%
Parts and service	200.4	190.6	9.8	5%
Finance and insurance, net	65.4	68.8	(3.4)	(5)%
TOTAL REVENUE	1,683.1	1,716.4	(33.3)	(2)%
GROSS PROFIT:
New vehicle	47.5	52.3	(4.8)	(9)%
Used vehicle:
Retail	31.9	35.2	(3.3)	(9)%
Wholesale	(2.1)	(1.8)	(0.3)	(17)%
Total used vehicle	29.8	33.4	(3.6)	(11)%
Parts and service	123.0	118.2	4.8	4%
Finance and insurance, net	65.4	68.8	(3.4)	(5)%
TOTAL GROSS PROFIT	265.7	272.7	(7.0)	(3)%
OPERATING EXPENSES (INCOME):
Selling, general and administrative	185.7	188.8	(3.1)	(2)%
Depreciation and amortization	7.8	7.5	0.3	4%
Other operating expense (income), net	1.5	(0.2)	1.7	NM
INCOME FROM OPERATIONS	70.7	76.6	(5.9)	(8)%
OTHER EXPENSES (INCOME):
Floor plan interest expense	5.0	4.1	0.9	22%
Other interest expense, net	13.2	10.7	2.5	23%
Swap interest expense	0.8	1.0	(0.2)	(20)%
Gain on divestitures	—	(21.4)	21.4	100%
Total other expenses, net	19.0	(5.6)	24.6	NM
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	51.7	82.2	(30.5)	(37)%
Income tax expense	19.3	31.0	(11.7)	(38)%
INCOME FROM CONTINUING OPERATIONS	32.4	51.2	(18.8)	(37)%
Discontinued operations, net of tax	—	(0.1)	0.1	(100)%
NET INCOME	$32.4	$51.1	$(18.7)	(37)%
EARNINGS PER COMMON SHARE:
Basic—
Continuing operations	$1.47	$1.98	$(0.51)	(26)%
Discontinued operations	—	(0.01)	0.01	100%
Net income	$1.47	$1.97	$(0.50)	(25)%
Diluted—
Continuing operations	$1.47	$1.96	$(0.49)	(25)%
Discontinued operations	—	—	—	—%
Net income	$1.47	$1.96	$(0.49)	(25)%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	22.0	25.9	(3.9)	(15)%
Restricted stock	—	0.1	(0.1)	(100)%
Performance share units	0.1	0.1	—	—%
Diluted	22.1	26.1	(4.0)	(15)%
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2016	2015
Unit sales
New vehicle:
Luxury	6,061	6,381	(320)	(5)%
Import	15,522	16,501	(979)	(6)%
Domestic	5,232	5,482	(250)	(5)%
Total new vehicle	26,815	28,364	(1,549)	(5)%
Used vehicle retail	20,030	21,306	(1,276)	(6)%
Used to new ratio	74.7%	75.1%	(40) bps
Average selling price
New vehicle	$35,089	$33,987	$1,102	3%
Used vehicle retail	21,133	20,595	538	3%
Average gross profit per unit
New vehicle:
Luxury	$3,432	$3,197	$235	7%
Import	1,179	1,242	(63)	(5)%
Domestic	1,606	2,080	(474)	(23)%
Total new vehicle	1,771	1,844	(73)	(4)%
Used vehicle	1,593	1,652	(59)	(4)%
Finance and insurance, net	1,396	1,385	11	1%
Front end yield (1)	3,091	3,147	(56)	(2)%
Gross margin
New vehicle:
Luxury	6.5%	6.3%	20 bps
Import	4.3%	4.6%	(30) bps
Domestic	4.3%	5.7%	(140) bps
Total new vehicle	5.0%	5.4%	(40) bps
Used vehicle retail	7.5%	8.0%	(50) bps
Parts and service	61.4%	62.0%	(60) bps
Total gross profit margin	15.8%	15.9%	(10) bps
SG&A metrics
Rent expense	$7.6	$8.0	$(0.4)	(5)%
Total SG&A as a percentage of gross profit	69.9%	69.2%	70 bps
SG&A, excluding rent expense as a percent of gross profit	67.0%	66.3%	70 bps
Operating metrics
Income from operations as a percentage of revenue	4.2%	4.5%	(30) bps
Income from operations as a percentage of gross profit	26.6%	28.1%	(150) bps
Adjusted income from operations as a percentage of revenue	4.3%	4.5%	(20) bps
Adjusted income from operations as a percentage of gross profit	27.3%	28.1%	(80) bps
Revenue mix
New vehicle	55.9%	56.2%
Used vehicle retail	25.1%	25.5%
Used vehicle wholesale	3.2%	3.2%
Parts and service	11.9%	11.1%
Finance and insurance	3.9%	4.0%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	17.9%	19.2%
Used vehicle retail	12.0%	13.0%
Used vehicle wholesale	(0.8)%	(0.7)%
Parts and service	46.3%	43.3%
Finance and insurance	24.6%	25.2%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2016	2015
Revenue
New vehicle:
Luxury	$318.2	$321.8	$(3.6)	(1)%
Import	423.2	417.6	5.6	1%
Domestic	195.5	199.2	(3.7)	(2)%
Total new vehicle	936.9	938.6	(1.7)	—%
Used Vehicle:
Retail	419.6	422.0	(2.4)	(1)%
Wholesale	52.7	52.3	0.4	1%
Total used vehicle	472.3	474.3	(2.0)	—%
Parts and service	199.2	185.2	14.0	8%
Finance and insurance	64.7	66.4	(1.7)	(3)%
Total revenue	$1,673.1	$1,664.5	$8.6	1%

Gross profit
New vehicle:
Luxury	$20.8	$20.4	$0.4	2%
Import	18.2	19.4	(1.2)	(6)%
Domestic	8.4	11.4	(3.0)	(26)%
Total new vehicle	47.4	51.2	(3.8)	(7)%
Used Vehicle:
Retail	31.9	34.0	(2.1)	(6)%
Wholesale	(2.0)	(1.6)	(0.4)	(25)%
Total used vehicle	29.9	32.4	(2.5)	(8)%
Parts and service:
Customer pay	66.7	62.3	4.4	7%
Warranty	19.8	17.8	2.0	11%
Wholesale parts	5.0	5.0	—	—%
Parts and service, excluding reconditioning and preparation	91.5	85.1	6.4	8%
Reconditioning and preparation	30.7	29.6	1.1	4%
Total parts and service	122.2	114.7	7.5	7%
Finance and insurance	64.7	66.4	(1.7)	(3)%
Total gross profit	$264.2	$264.7	$(0.5)	—%

SG&A expense	$184.0	$182.0	$2.0	1%
SG&A expense as a percentage of gross profit	69.6%	68.8%	80 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2016	2015
Unit sales
New vehicle:
Luxury	6,061	6,371	(310)	(5)%
Import	15,363	15,563	(200)	(1)%
Domestic	5,232	5,482	(250)	(5)%
Total new vehicle	26,656	27,416	(760)	(3)%
Used vehicle retail	19,774	20,294	(520)	(3)%
Used to new ratio	74.2%	74.0%	20 bps

Average selling price
New vehicle	$35,148	$34,235	$913	3%
Used vehicle retail	21,220	20,794	426	2%

Average gross profit per unit
New vehicle:
Luxury	$3,432	$3,202	$230	7%
Import	1,185	1,247	(62)	(5)%
Domestic	1,606	2,080	(474)	(23)%
Total new vehicle	1,778	1,868	(90)	(5)%
Used vehicle	1,613	1,675	(62)	(4)%
Finance and insurance, net	1,393	1,392	1	—%
Front end yield (1)	3,101	3,178	(77)	(2)%

Gross margin
New vehicle:
Luxury	6.5%	6.3%	20 bps
Import	4.3%	4.6%	(30) bps
Domestic	4.3%	5.7%	(140) bps
Total new vehicle	5.1%	5.5%	(40) bps
Used vehicle retail	7.6%	8.1%	(50) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	45.9%	46.0%	(10) bps
Parts and service, including reconditioning and preparation	61.3%	61.9%	(60) bps
Total gross profit margin	15.8%	15.9%	(10) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)
(Unaudited)

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2016	2015
REVENUE:
New vehicle	$2,676.3	$2,720.7	$(44.4)	(2)%
Used vehicle:
Retail	1,254.7	1,309.8	(55.1)	(4)%
Wholesale	152.8	164.2	(11.4)	(7)%
Total used vehicle	1,407.5	1,474.0	(66.5)	(5)%
Parts and service	584.9	555.5	29.4	5%
Finance and insurance, net	192.6	197.6	(5.0)	(3)%
TOTAL REVENUE	4,861.3	4,947.8	(86.5)	(2)%
GROSS PROFIT:
New vehicle	139.7	152.5	(12.8)	(8)%
Used vehicle:
Retail	101.4	105.6	(4.2)	(4)%
Wholesale	(1.6)	(3.2)	1.6	50%
Total used vehicle	99.8	102.4	(2.6)	(3)%
Parts and service	362.0	347.9	14.1	4%
Finance and insurance, net	192.6	197.6	(5.0)	(3)%
TOTAL GROSS PROFIT	794.1	800.4	(6.3)	(1)%
OPERATING EXPENSES:
Selling, general and administrative	549.2	546.4	2.8	1%
Depreciation and amortization	23.0	22.0	1.0	5%
Other operating expense, net	4.2	0.1	4.1	NM
INCOME FROM OPERATIONS	217.7	231.9	(14.2)	(6)%
OTHER EXPENSES (INCOME):
Floor plan interest expense	14.4	12.0	2.4	20%
Other interest expense, net	40.0	31.5	8.5	27%
Swap interest expense	2.4	2.0	0.4	20%
Gain on divestitures	—	(21.4)	21.4	100%
Total other expenses, net	56.8	24.1	32.7	136%
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	160.9	207.8	(46.9)	(23)%
Income tax expense	60.8	79.6	(18.8)	(24)%
INCOME FROM CONTINUING OPERATIONS	100.1	128.2	(28.1)	(22)%
Discontinued operations, net of tax	—	(0.1)	0.1	100%
NET INCOME	$100.1	$128.1	$(28.0)	(22)%
EARNINGS PER COMMON SHARE:
Basic—
Continuing operations	$4.39	$4.80	$(0.41)	(9)%
Discontinued operations	—	—	—	—%
Net income	$4.39	$4.80	$(0.41)	(9)%
Diluted—
Continuing operations	$4.37	$4.77	$(0.40)	(8)%
Discontinued operations	—	(0.01)	0.01	100%
Net income	$4.37	$4.76	$(0.39)	(8)%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	22.8	26.7	(3.9)	(15)%
Restricted stock	—	0.1	(0.1)	(100)%
Performance share units	0.1	0.1	—	—%
Diluted	22.9	26.9	(4.0)	(15)%
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2016	2015
Unit sales
New vehicle:
Luxury	17,469	18,632	(1,163)	(6)%
Import	43,814	47,052	(3,238)	(7)%
Domestic	15,326	14,137	1,189	8%
Total new vehicle	76,609	79,821	(3,212)	(4)%
Used vehicle retail	59,378	63,164	(3,786)	(6)%
Used to new ratio	77.5%	79.1%	(160) bps
Average selling price
New vehicle	$34,935	$34,085	$850	2%
Used vehicle retail	21,131	20,736	395	2%
Average gross profit per unit
New vehicle:
Luxury	$3,515	$3,413	$102	3%
Import	1,207	1,262	(55)	(4)%
Domestic	1,657	2,087	(430)	(21)%
Total new vehicle	1,824	1,911	(87)	(5)%
Used vehicle	1,708	1,672	36	2%
Finance and insurance, net	1,416	1,382	34	2%
Front end yield (1)	3,189	3,187	2	—%
Gross margin
New vehicle:
Luxury	6.7%	6.7%	—
Import	4.4%	4.7%	(30) bps
Domestic	4.5%	5.8%	(130) bps
Total new vehicle	5.2%	5.6%	(40) bps
Used vehicle retail	8.1%	8.1%	—
Parts and service	61.9%	62.6%	(70) bps
Total gross profit margin	16.3%	16.2%	10 bps
SG&A metrics
Rent expense	$23.0	$23.5	$(0.5)	(2)%
Total SG&A as a percentage of gross profit	69.2%	68.3%	90 bps
SG&A, excluding rent expense as a percent of gross profit	66.3%	65.3%	100 bps
Operating metrics
Income from operations as a percentage of revenue	4.5%	4.7%	(20) bps
Income from operations as a percentage of gross profit	27.4%	29.0%	(160) bps
Adjusted income from operations as a percentage of revenue	4.6%	4.7%	(10) bps
Adjusted income from operations as a percentage of gross profit	28.1%	29.0%	(90) bps
Revenue mix
New vehicle	55.1%	55.0%
Used vehicle retail	25.8%	26.5%
Used vehicle wholesale	3.1%	3.3%
Parts and service	12.0%	11.2%
Finance and insurance	4.0%	4.0%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	17.6%	19.1%
Used vehicle retail	12.7%	13.1%
Used vehicle wholesale	(0.2)%	(0.4)%
Parts and service	45.6%	43.5%
Finance and insurance	24.3%	24.7%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2016	2015
Revenue
New vehicle:
Luxury	$909.7	$928.1	$(18.4)	(2)%
Import	1,176.3	1,178.0	(1.7)	—%
Domestic	530.0	506.5	23.5	5%
Total new vehicle	2,616.0	2,612.6	3.4	—%
Used Vehicle:
Retail	1,227.5	1,243.2	(15.7)	(1)%
Wholesale	150.4	156.3	(5.9)	(4)%
Total used vehicle	1,377.9	1,399.5	(21.6)	(2)%
Parts and service	571.7	531.6	40.1	8%
Finance and insurance	187.4	189.4	(2.0)	(1)%
Total revenue	$4,753.0	$4,733.1	$19.9	—%

Gross profit
New vehicle:
Luxury	$61.4	$62.5	$(1.1)	(2)%
Import	51.9	55.5	(3.6)	(6)%
Domestic	23.4	29.5	(6.1)	(21)%
Total new vehicle	136.7	147.5	(10.8)	(7)%
Used Vehicle:
Retail	99.1	101.0	(1.9)	(2)%
Wholesale	(1.4)	(2.7)	1.3	48%
Total used vehicle	97.7	98.3	(0.6)	(1)%
Parts and service:
Customer pay	198.2	182.5	15.7	9%
Warranty	52.7	49.9	2.8	6%
Wholesale parts	15.0	14.9	0.1	1%
Parts and service, excluding reconditioning and preparation	265.9	247.3	18.6	8%
Reconditioning and preparation	88.4	86.0	2.4	3%
Total parts and service	354.3	333.3	21.0	6%
Finance and insurance	187.4	189.4	(2.0)	(1)%
Total gross profit	$776.1	$768.5	$7.6	1%

SG&A expense	$537.1	$521.5	$15.6	3%
SG&A expense as a percentage of gross profit	69.2%	67.9%	130 bps
_____________________________
NM—Not Meaningful

Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2016	2015
Unit sales
New vehicle:
Luxury	17,469	18,254	(785)	(4)%
Import	42,693	43,844	(1,151)	(3)%
Domestic	14,414	14,137	277	2%
Total new vehicle	74,576	76,235	(1,659)	(2)%
Used vehicle retail	57,756	59,595	(1,839)	(3)%
Used to new ratio	77.4%	78.2%	(80) bps

Average selling price
New vehicle	$35,078	$34,270	$808	2%
Used vehicle retail	21,253	20,861	392	2%

Average gross profit per unit
New vehicle:
Luxury	$3,515	$3,424	$91	3%
Import	1,216	1,266	(50)	(4)%
Domestic	1,623	2,087	(464)	(22)%
Total new vehicle	1,833	1,935	(102)	(5)%
Used vehicle	1,716	1,695	21	1%
Finance and insurance, net	1,416	1,394	22	2%
Front end yield (1)	3,198	3,224	(26)	(1)%

Gross margin
New vehicle:
Luxury	6.7%	6.7%	—
Import	4.4%	4.7%	(30) bps
Domestic	4.4%	5.8%	(140) bps
Total new vehicle	5.2%	5.6%	(40) bps
Used vehicle retail	8.1%	8.1%	—
Parts and service:
Parts and service, excluding reconditioning and preparation	46.5%	46.5%	—
Parts and service, including reconditioning and preparation	62.0%	62.7%	(70) bps
Total gross profit margin	16.3%	16.2%	10 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures (In millions)
(Unaudited)

	September 30, 2016	December 31, 2015	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$3.7	$2.8	$0.9	32%
New vehicle inventory	694.9	739.2	(44.3)	(6)%
Used vehicle inventory	156.4	134.1	22.3	17%
Parts inventory	41.1	43.9	(2.8)	(6)%
Total current assets	1,337.1	1,343.0	(5.9)	—%
Floor plan notes payable	769.5	712.2	57.3	8%
Total current liabilities	1,099.8	1,007.8	92.0	9%

CAPITALIZATION:
Long-term debt (including current portion)	$930.2	$954.3	$(24.1)	(3)%
Shareholders' equity	255.6	314.5	(58.9)	(19)%
Total	$1,185.8	$1,268.8	$(83.0)	(7)%

	September 30, 2016	December 31, 2015
DAYS SUPPLY
New vehicle inventory	72	62
Used vehicle inventory	40	30
_____________________________
Days supply of inventory is calculated based on new and used inventory levels at the end of each reporting period and a 30-day historical cost of sales

Brand Mix - New Vehicle Revenue by Brand-

	For the Nine Months Ended September 30,
	2016	2015
Luxury:
BMW	6%	8%
Mercedes-Benz	7%	7%
Lexus	7%	6%
Acura	4%	5%
Infiniti	3%	3%
Other luxury	7%	6%
Total luxury	34%	35%
Imports:
Honda	17%	16%
Nissan	11%	12%
Toyota	13%	12%
Other imports	4%	6%
Total imports	45%	46%
Domestic:
Ford	13%	11%
Dodge	3%	3%
Chevrolet	3%	3%
Other domestics	2%	2%
Total domestic	21%	19%
Total New Vehicle Revenue	100%	100%

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted leverage ratio," "Adjusted income from operations," "Adjusted net income," and "Adjusted diluted earnings per share ("EPS") from continuing operations." Further, management assesses the organic growth of our revenue and gross profit on a same store basis. We believe that our assessment on a same store basis represents an important indicator of comparative financial performance and provides relevant information to assess our performance at our existing locations. Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

The following tables provide reconciliations for our non-GAAP metrics:

	For the Twelve Months Ended
	September 31, 2016	June 30, 2016
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt (including current portion)	$930.2	$942.5

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Income from continuing operations	$141.3	$160.1

Add:
Depreciation and amortization	30.5	30.1
Income tax expense	85.1	96.9
Swap and other interest expense	56.0	53.6
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$312.9	$340.7

Non-core items - (income) expense:
Real estate-related charges	$5.2	$3.4
Gain on divestitures	(13.5)	(34.9)
Total non-core items	(8.3)	(31.5)

Adjusted EBITDA	$304.6	$309.2

Adjusted leverage ratio	3.1	3.0

	For the Three Months Ended September 30,
	2016	2015
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$70.7	$76.6
Real estate-related charges	1.8	—
Adjusted income from operations	$72.5	$76.6

Adjusted net income:
Net income	$32.4	$51.1

Non-core items - (income) expense:
Real estate-related charges	1.8	—
Gain on divestitures	—	(21.4)
Income tax (benefit) expense on non-core items above	(0.7)	8.3
Income tax benefit	—	(0.8)
Total non-core items	1.1	(13.9)
Adjusted net income	$33.5	$37.2

Adjusted diluted earnings per share (EPS) from continuing operations:
Net income	$1.47	$1.96
Discontinued operations, net of tax	—	—
Income from continuing operations	$1.47	$1.96

Total non-core items	0.05	(0.53)
Adjusted diluted EPS from continuing operations	$1.52	$1.43

Weighted average common shares outstanding - diluted	22.1	26.1

	For the Nine Months Ended September 30,
	2016	2015
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$217.7	$231.9
Real estate-related charges	5.2	—
Adjusted income from operations	$222.9	$231.9

Adjusted net income:
Net income	$100.1	$128.1

Non-core items - (income) expense:
Real estate-related charges	5.2	—
Gain on divestitures	—	(21.4)
Income tax (benefit) expense on non-core items above	(2.0)	8.3
Income tax benefit	—	(0.8)
Total non-core items	3.2	(13.9)
Adjusted net income	$103.3	$114.2

Adjusted diluted earnings per share (EPS) from continuing operations:
Net income	$4.37	$4.76
Discontinued operations, net of tax	—	0.01
Income from continuing operations	$4.37	$4.77

Total non-core items	0.14	(0.52)
Adjusted diluted EPS from continuing operations	$4.51	$4.25

Weighted average common shares outstanding - diluted	22.9	26.9